UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2022

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

91 Heartland Boulevard, Edgewood, New York 11717
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	CVUA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 19, 2022, CPI Aerostructures, Inc. (the “Company”) received a notice from NYSE American (the “Exchange”) stating that the staff of NYSE Regulation has determined to commence proceedings to delist the Company’s common stock from the Exchange and that trading in the Company’s common stock on the Exchange was suspended immediately.

As previously reported, the Company is not in compliance with the Exchange’s Securities and Exchange Commission (“SEC”) annual and quarterly report timely filing criteria provided for in Section 1007 of the Exchange’s Company Guide (the “Company Guide”). The Company determined that it will not be able to complete its delayed SEC periodic filings by May 24, 2022, the end of the maximum time to regain compliance under Section 1007 of the Company Guide. The Company has not yet filed its Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2022.

The Company has a right to a review of the staff’s determination to delist the Company’s common stock by a committee of the Board of Directors of the Exchange and the Company intends to file an appeal regarding the commencement of the delisting proceedings.

The Company expects that shares of the Company’s common stock will trade under the symbol “CVUA” on the OTC Pink Limited Information market tier, which is operated by OTC Markets Group Inc.

Forward Looking Statements

Statements in this report contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this report are forward-looking statements. The words “intends,” “expects” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward looking statements contained herein include, without limitation, the Company’s intention to file an appeal regarding the commencement of delisting proceedings and the trading of the Company’s common stock on the OTC Pink Limited Information market tier.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the Company’s ability to timely file an appeal regarding the commencement of delisting proceedings and the Company’s common stock trading on the OTC Pink Limited Information market tier.

The Company does not guarantee that the plans, intentions or expectations disclosed in its forward-looking statements will actually be achieved and you should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K/A for the period ended December 31, 2020 and in the Company’s subsequent filings with the SEC. Although the Company may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 8.01	Other Events.

On May 19, 2022, the Company issued a press release relating to the foregoing. The press release is furnished hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release, dated May 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2022	CPI AEROSTRUCTURES, INC.

	By:	/s/ Andrew Davis
Andrew Davis
Chief Financial Officer